Exhibit 99.1

Contact:	Phil Gee
480/693-5729
FOR IMMEDIATE RELEASE
US AIRWAYS GROUP, INC. REPORTS FEBRUARY TRAFFIC
     TEMPE, Ariz., March 6, 2007 — US Airways Group, Inc. (NYSE: LCC) today reported February traffic results. Revenue passenger miles (RPMs) for the month were 4.5 billion, up 1.9 percent from February 2006. Capacity was 5.9 billion available seat miles (ASMs), up 0.9 percent from February 2006. The passenger load factor for February was 76.3 percent versus 75.6 percent in February 2006.
     US Airways President Scott Kirby said, “Our year-over-year consolidated (mainline and Express) passenger revenue per available seat mile (PRASM) was up over the same period last year. However, as a result of the severe winter storms in mid-February, revenue, PRASM and cost per available seat mile (CASM) were all negatively impacted. The length and severity of the storm led to an increase in unit costs as well as a decline in close-in bookings and traffic, particularly on short-haul markets in the Northeast.”
     America West and US Airways report combined operational performance numbers to the Department of Transportation. For the month of February 2007, the combined domestic on-time performance was 60.0 percent with a completion factor of 96.2 percent.
     The following summarizes US Airways Group’s traffic results for February 2007 and 2006.

Consolidated US Airways Group, Inc.
FEBRUARY

	2007	2006	% Change
Consolidated Revenue Passenger Miles (000)
Domestic	3,868,366	3,748,276	3.2
Atlantic	313,599	338,565	(7.4)
Latin	332,556	345,169	(3.7)

Total Consolidated Revenue Passenger Miles	4,514,521	4,432,010	1.9

Consolidated Available Seat Miles (000)
Domestic	4,917,334	4,837,809	1.6
Atlantic	539,279	529,936	1.8
Latin	458,400	493,311	(7.1)

Total Consolidated Available Seat Miles	5,915,013	5,861,056	0.9

Consolidated Load Factor (%)
Domestic	78.7	77.5	1.2	(pts)
Atlantic	58.2	63.9	(5.7)	(pts)
Latin	72.5	70.0	2.5	(pts)

Total Consolidated Load Factor	76.3	75.6	0.7	(pts)

Consolidated Enplanements
Domestic	3,926,305	3,809,294	3.1
Atlantic	79,283	86,494	(8.3)
Latin	261,961	275,247	(4.8)

Total Consolidated Enplanements	4,267,549	4,171,035	2.3
YEAR TO DATE

	2007	2006	% Change
Consolidated Revenue Passenger Miles (000)
Domestic	7,990,450	7,669,825	4.2
Atlantic	715,091	719,466	(0.6)
Latin	679,484	696,919	(2.5)

Total Consolidated Revenue Passenger Miles	9,385,025	9,086,210	3.3

Consolidated Available Seat Miles (000)
Domestic	10,491,558	10,337,396	1.5
Atlantic	1,123,807	1,111,689	1.1
Latin	948,610	1,010,346	(6.1)

Total Consolidated Available Seat Miles	12,563,975	12,459,431	0.8

Consolidated Load Factor (%)
Domestic	76.2	74.2	2.0	(pts)
Atlantic	63.6	64.7	(1.1)	(pts)
Latin	71.6	69.0	2.6	(pts)

Total Consolidated Load Factor	74.7	72.9	1.8	(pts)

Consolidated Enplanements
Domestic	9,308,264	9,051,306	2.8
Atlantic	180,483	183,609	(1.7)
Latin	531,523	554,256	(4.1)

Total Consolidated Enplanements	10,020,270	9,789,171	2.4
Note: Canada and Caribbean are included in domestic results.

US Airways Mainline (US Airways and America West combined)
FEBRUARY

	2007	2006	% Change
Mainline Revenue Passenger Miles (000)
Domestic	3,686,361	3,516,086	4.8
Atlantic	313,599	338,565	(7.4)
Latin	332,556	345,169	(3.7)

Total Mainline Revenue Passenger Miles	4,332,516	4,199,820	3.2

Mainline Available Seat Miles (000)
Domestic	4,650,778	4,478,323	3.9
Atlantic	539,279	529,936	1.8
Latin	458,400	493,311	(7.1)

Total Mainline Available Seat Miles	5,648,457	5,501,570	2.7

Mainline Load Factor (%)
Domestic	79.3	78.5	0.8	(pts)
Atlantic	58.2	63.9	(5.7)	(pts)
Latin	72.5	70.0	2.5	(pts)

Total Mainline Load Factor	76.7	76.3	0.4	(pts)

Mainline Enplanements
Domestic	3,926,305	3,809,294	3.1
Atlantic	79,283	86,494	(8.3)
Latin	261,961	275,247	(4.8)

Total Mainline Enplanements	4,267,549	4,171,035	2.3
YEAR TO DATE

	2007	2006	% Change
Mainline Revenue Passenger Miles (000)
Domestic	7,620,421	7,213,224	5.6
Atlantic	715,091	719,466	(0.6)
Latin	679,484	696,919	(2.5)

Total Mainline Revenue Passenger Miles	9,014,996	8,629,609	4.5

Mainline Available Seat Miles (000)
Domestic	9,922,826	9,573,220	3.7
Atlantic	1,123,807	1,111,689	1.1
Latin	948,610	1,010,346	(6.1)

Total Mainline Available Seat Miles	11,995,243	11,695,255	2.6

Mainline Load Factor (%)
Domestic	76.8	75.3	1.5	(pts)
Atlantic	63.6	64.7	(1.1)	(pts)
Latin	71.6	69.0	2.6	(pts)

Total Mainline Load Factor	75.2	73.8	1.4	(pts)

Mainline Enplanements
Domestic	8,054,209	7,691,936	4.7
Atlantic	180,483	183,609	(1.7)
Latin	531,523	554,256	(4.1)

Total Mainline Enplanements	8,766,215	8,429,801	4.0
Note: Canada and Caribbean are included in domestic results.

US Airways Express (Piedmont Airlines, PSA Airlines, US Airways MidAtlantic Division)
FEBRUARY

	2007	2006	% Change
Express Revenue Passenger Miles (000)
Domestic	182,005	232,190	(21.6)

Express Available Seat Miles (000)
Domestic	266,556	359,486	(25.9)

Express Load Factor (%)
Domestic	68.3	64.6	3.7	(pts)

Express Enplanements
Domestic	620,937	695,092	(10.7)
YEAR TO DATE

	2007	2006	% Change
Express Revenue Passenger Miles (000)
Domestic	370,029	456,601	(19.0)

Express Available Seat Miles (000)
Domestic	568,732	764,176	(25.6)

Express Load Factor (%)
Domestic	65.1	59.8	5.3	(pts)

Express Enplanements
Domestic	1,254,055	1,359,370	(7.7)
Notes:
1) US Airways Express includes data for US Airways’ MidAtlantic division through May 27, 2006
2) Canada and Caribbean are included in domestic results.
Integration Update
     US Airways is also providing a brief update on the integration process between US Airways and America West. Listed below are major accomplishments or announcements from the month of February:
•	Began the final phase of pilot training integration, addressing handbook commonality and other peripheral items.

•	Announced that the airline’s new combined flight operations control center will be in Pittsburgh. The new 60,000 square foot center is scheduled to open in 2009 and will house 600 employees.

•	Introduced a fare sale in Pittsburgh with reductions up to 63 percent and fares as low as $29 (one way, based on roundtrip travel) in 56 markets.

•	Initiated another round of popular fare reductions, this time in New Haven, Conn. In all, 138 destinations saw fare reductions with customers seeing walkup fares reduced by up to 22 percent, and advance purchase fares are down by as much as 34 percent.
     US Airways is the fifth largest domestic airline employing more than 37,000 aviation professionals worldwide. US Airways, US Airways Shuttle and US Airways Express operate approximately 3,800 flights per day and serve more than 230 communities in the U.S., Canada, Europe, the Caribbean and Latin America. The new US Airways — the product of a merger between America West and US Airways in September 2005 — is a member of the Star Alliance network, which offers our customers 16,000 daily flights to 855 destinations in 155 countries worldwide. This press release and additional information on US Airways can be found at www.usairways.com. (LCCT)
FORWARD-LOOKING STATEMENTS
Certain of the statements contained herein should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “indicate,” “anticipate,” “believe,” “forecast,” “estimate,” “plan,” “guidance,” “outlook,” “could,” “should,” “continue” and similar terms used in connection with statements regarding the outlook of US Airways Group, Inc. (the “Company”). Such statements include, but are not limited to, statements about expected fuel costs, the revenue and pricing environment, the Company’s expected financial performance and operations, future financing plans and needs, overall economic conditions and the benefits of the business combination transaction involving America West Holdings Corporation and US Airways Group, including future financial and operating results and the combined companies’ plans, objectives, expectations and intentions. Other forward-looking statements that do not relate solely to historical facts include, without limitation, statements that discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from the Company’s expectations. Such risks and uncertainties include, but are not limited to, the following: the impact of high fuel costs, significant disruptions in the supply of aircraft fuel and further significant increases to fuel prices; our high level of fixed obligations and our ability to obtain and maintain financing for operations and other purposes; our ability to achieve the synergies anticipated as a result of the merger and to achieve those synergies in a timely manner; our ability to integrate the management, operations and labor groups of US Airways Group and America West Holdings; labor costs and relations with unionized employees generally and the impact and outcome of labor negotiations; the impact of global instability, including the current instability in the Middle East, the continuing impact of the military presence in Iraq and Afghanistan and the terrorist attacks of September 11, 2001 and the potential impact of future hostilities, terrorist attacks, infectious disease outbreaks or other global events that affect travel behavior; reliance on automated systems and the impact of any failure or disruption of these systems; the impact of future significant operating losses; changes in prevailing interest rates; our ability to obtain and maintain commercially reasonable terms with vendors and service providers and our reliance on those vendors and service providers; security-related and insurance costs; changes in government legislation and regulation; our ability to use pre-merger NOLs and certain other tax attributes; competitive practices in the industry, including significant fare restructuring activities, capacity reductions and in court or out of court restructuring by major airlines; continued existence of prepetition liabilities; interruptions or disruptions in service at one or more of our hub airports; weather conditions; our ability to obtain and maintain any necessary financing for operations and other purposes; our ability to maintain adequate liquidity; our ability to maintain contracts that are critical to our operations; our ability to operate pursuant to the terms of our financing facilities (particularly the financial covenants); our ability to attract and retain customers; the cyclical nature of the airline industry; our ability to attract and retain qualified personnel; economic conditions; and other risks and uncertainties listed from t ime to time in our reports to the Securities and Exchange Commission. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. All forward-looking statements are based on information currently available to the Company. The Company assumes no obligation to publicly update or revise any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the period ended December 31, 2006, which is available at www.usairways.com.
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